Debt	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
Debt
Note 5: Debt
4.60% Senior Notes due to related party due 2024
The 4.60% Senior Notes due to related party, which collectively total KRW100 billion (US$77 million) at inception, accrue 4.60% interest quarterly on the outstanding principal amount until maturity. Interest and principal are due in full at maturity (May 27, 2024).

	As of June 30,	As of December 31,
	2022	2021
4.60% Senior Notes due to related party due 2024	$38,673	$42,176

Total debt	$38,673	42,176
Less: Short-term debt	—	—

Total Long-term debt	$38,673	$42,176